Exhibit 99.1

Pursuing Effective Business Strategy in Regional Insurance Markets

Investor Presentation September 2013

Forward-Looking Statements

The Company bases all statements made in this presentation that are not historic facts on its current expectations. These statements are forward-looking in nature (as defined in the Private Securities Litigation Reform Act of 1995) and involve a number of risks and uncertainties. Actual results could vary materially. Factors that could cause actual results to vary materially include: the Company’s ability to maintain profitable operations, the adequacy of the loss and loss expense reserves of the

Company’s insurance subsidiaries, business and economic conditions in the areas in which the

Company operates, interest rates, competition from various insurance and other financial businesses, terrorism, the availability and cost of reinsurance, adverse and catastrophic weather events, legal and judicial developments, changes in regulatory requirements, the Company’s ability to integrate and manage successfully the companies it may acquire from time to time and other risks the Company describes from time to time in the periodic reports it files with the Securities and Exchange Commission. You should not place undue reliance on any such forward-looking statements. The Company disclaims any obligation to update such statements or to announce publicly the results of any revisions that it may make to any forward-looking statements to reflect the occurrence of anticipated or unanticipated events or circumstances after the date of such statements.

Reconciliations of non-GAAP data are available on the Company’s website at investors.donegalgroup.com in the Company’s news releases regarding quarterly financial results.

2

Insurance Holding Company with Mutual Affiliate

Structure provides stability for successful long-term business strategy

Public company traded on NASDAQ (DGICA/DGICB)

Class A dividend yield of 3.7%

Class A shares have 1/10 vote; Class B shares have one vote

Regional property and casualty insurance group

22 Mid-Atlantic, Midwestern, New England and Southern states

Distribution force of approximately 2,500 independent agencies

$496 million in 2012 net written premiums, up 9.3% from 2011 ($673 million in agency direct written premiums for insurance group*)

Completed ten M&A transactions since 1988

Rated A (Excellent) by A.M. Best

Debt-to-capital of approximately 17%

*	Includes Donegal Mutual Insurance Company and Southern Mutual Insurance Company
3

Objective: Outperform Industry

Service, Profitability and Book Value Growth

Change in Net Written Premiums

DGI CAGR: 10% Index CAGR: 2%

50% 40% 30% 20% 10% 0% -10% -20% -30%

2003 2004 2005 2006 2007 2008 2009 2010 2011 2012

GAAP Combined Ratio

DGI Avg: 97% Index Avg: 103%

130% 125% 120% 115% 110% 105% 100% 95% 90% 85% 80%

2003 2004 2005 2006 2007 2008 2009 2010 2011 2012

Change in Book Value

DGI CAGR: 7% Index CAGR: N/A

30% 25% 20% 15% 10% 5% 0% -5% -10%

2003 2004 2005 2006 2007 2008 2009 2010 2011 2012

Donegal Group SNL Small Cap U.S. Insurance Index (average)

4

1H 2013: Strong Growth and Operating EPS* of 28¢ vs. 30¢ 1H 2012

8.2% increase in net written premiums

Driven by strong commercial lines growth

99.3% statutory combined ratio

Measurable progress from rate increases and underwriting initiatives

Year-to-date weather losses and large fire losses below prior year level

Book value per share at $14.84 vs. $15.63 at year-end 2012

Interest rate driven mark-to-market adjustments lowered book value

Additional details are available on our website (investors.donegalgroup.com)

*	Reconciliations and definitions of non-GAAP data are available on the Investors area of our website
5

Achieve Book Value Growth By Implementing Plan

Drive revenues with opportunistic transactions and organic growth

Focus on margin enhancements and investment contributions

Structure Provides Flexibility and Capacity


Public Stockholders
53%(1)
47%(1)
Donegal Mutual Insurance Company
52%
Donegal Financial Services Corporation (Union Community Bank)
48%
Donegal Group Inc.
20%
POOLING AGREEMENT
80%
100% Reinsurance
100%
Sheboygan Falls Insurance Company
100%
Michigan Insurance Company
100%
Southern Insurance Company of Virginia
100%
Le Mars Insurance Company
100%
The Peninsula Insurance Company
100%
Peninsula Indemnity Company
100%
Atlantic States Insurance Company
Southern Mutual Insurance Company
= P&C Insurance Subsidiaries
= Thrift Holding Company /Federal Savings Bank

(1) Because of the different relative voting power of Class A common stock and Class B common stock, public stockholders hold approximately 34% of the aggregate voting power of the combined classes, and Donegal Mutual holds approximately 66% of the aggregate voting power of the combined classes.

DONEGAL GROUP INC.
7

Acquisitions Have Made Meaningful Contribution to Long-term Growth

Michigan Sheboygan Peninsula Le Mars Southern Atlantic States

Net Written Premiums

(dollars in millions)

10% CAGR (6.5% organic)

$207

$283

$302

$307

$314

$365

$363

$392

$454

$496

2003 2004 2005 2006 2007 2008 2009 2010 2011 2012

January 2004

Acquired Le Mars and Peninsula

December 2008

Acquired Sheboygan Falls Implemented Pooling Change

December 2010

Acquired Michigan Implemented 25% Quota Share

8

Acquisition Strategy Drives Geographic Expansion

10 M&A transactions since 1988

Experienced consolidation team

Acquisition criteria:

Serving attractive geography

Favorable regulatory, legislative and judicial environments

Similar personal/commercial business mix

Premium volume up to $100 million

Example: Southern Mutual Insurance Co.

Affiliation with Donegal Mutual in 2009

Donegal Mutual surplus note investment of $2.5 million

$16.8 million in 2012 direct written premiums

100% quota share reinsurance with Donegal Mutual

SMIC cedes underwriting results to Donegal Mutual

Donegal Mutual includes business in pooling agreement with Atlantic States (80% of SMIC business to Donegal Group)

Expanded market presence in Georgia and South Carolina

Serves as model for mutual-to-mutual affiliations

Example: Michigan Insurance Company

Attractive franchise acquired in 2010

Potential for increased premium contribution

Track record of profitability

Provided entry into new state as part of Midwest expansion strategy

Capable management team

Quality agency distribution system

Diversified mix of business

(Dollars in millions)

2010 (under prior owner)

2011

2012

2013

Direct written premiums $105 $108 $111 $115**

External quota share 75% 50% 40% 30%

Ceded to Donegal Mutual* N/A 25% 25% 25%

Retained by MICO 25% 25% 35% 45%

Included in DGI NPW N/A $46 $57 $68**

Statutory combined ratio 97% 95% 94% N/A

*	Premiums ceded to Donegal Mutual are included in pooling agreement with Atlantic States (80% to DGI)

** Projected based on estimated 2013 growth rate

Business Mix Offers Broad-based Opportunities

Net Written Premiums by Line of Business (December 31, 2012)

Commercial lines = 42% of NWP in 1H 2013

Commercial lines renewal premiums increases in 5-8% range

Ongoing emphasis on new business growth in all regions

Personal lines = 58% of NWP in 1H 2013

Rate increases in 3-10% range

Minimal exposure growth other than MICO premiums retained

Workers’ Comp 13%

Multi Peril 13%

Other Commercial 2%

Commercial Auto 10%

Personal Auto 39%

Other Personal 3%

Homeowners 20%

Organic Growth Centered on Relationships with ~2,500 Independent Agencies

Ongoing objectives:

Achieve top three ranking within appointed agencies in lines of business we write

Leverage “regional” advantages and maintain personal relationships as agencies grow and consolidate

Continuing focus on commercial lines growth in 2013:

Emphasize expanded commercial lines products and capabilities in current agencies

Appoint commercial lines focused agencies to expand distribution in key geographies

Strengthen relationships with agencies appointed in recent years

Best-In-Class Technology and Agent Support

Personal Lines

Donegal offers state-of-the-art quoting and underwriting capabilities

Commercial Lines

Donegal offers web-based underwriting system with automated rating and underwriting

Achieve Book Value Growth By Implementing Plan

Drive revenues with opportunistic transactions and organic growth

Focus on margin enhancements and investment contributions

Remain Focused on Underwriting to Best Leverage Rate Increases

Personal Lines Loss Ratio

90% 80% 70% 60% 50% 40% 30% 20% 10% 0%

2005 2006 2007 2008 2009 2010 2011 2012

Commercial Lines Loss Ratio

90% 80% 70% 60% 50% 40% 30% 20% 10% 0%

2005 2006 2007 2008 2009 2010 2011 2012

Donegal Insurance Group (SNL P&C Group) SNL P&C Industry (Aggregate)

Focus on Underwriting Profitability

Sustain pricing discipline and conservative underwriting

Manage exposure to catastrophe/unusual weather events

Purchase reinsurance coverage in excess of a one-in-200 year event

Link employee compensation directly to underwriting performance

Focus on rate adequacy and pricing sophistication

Leverage centralized oversight of regional underwriting

Emphasize IT-based programs such as automated decision trees and predictive modeling

Emphasize Growth in More Profitable Commercial Lines

Introduce core Donegal products in new regions

Growth focus on accounts with premiums in $10,000 to $75,000 range

Expand appetite within classes and lines already written

Add related classes

Appropriately use reinsurance

In-Force Policy Count Retention Levels

90,000 80,000 70,000 60,000 50,000 40,000 30,000 20,000 10,000—

2008 2009 2010 2011 2012

100.0% 95.0% 90.0% 85.0% 80.0% 75.0% 70.0% 65.0% 60.0% 55.0% 50.0%

Focus on Margin Improvement in Personal Lines

Acquired companies weighted to personal lines

Focus on the preferred and superior risk markets

Rate increases in virtually every jurisdiction

New and renewal inspection and renewal re-tiering

Seek geographic spread of risk

Balance portfolio (auto/home)

In-Force Policy Count Retention Levels

500,000 450,000 400,000 350,000 300,000 250,000 200,000 150,000 100,000 50,000—

100.0% 95.0% 90.0% 85.0% 80.0% 75.0% 70.0% 65.0% 60.0% 55.0% 50.0%

2008 2009 2010 2011 2012

Employ Sophisticated Pricing and Actuarial Tools

Predictive modeling tools enhance our ability to appropriately price our products

Sophisticated predictive modeling algorithms for pricing/tiering risks

Territorial segmentation and analysis of environmental factors that affect loss experience

Exploring tools that allow consideration of vehicle-specific data in pricing

External information sources allow us to develop price optimization strategies

Formal schedule of regular rate adequacy reviews for all lines of business, including GLM analysis on claim costs and agency performance

Currently evaluating usage-based insurance tools

Maintain Reserve Adequacy to Support Margin Expansion

Reserves at $251 million at year-end 2012

Midpoint of actuarial range

Conservative reinsurance program limits volatility

Emphasis on faster claims settlements to reduce longer-term exposures

Established Reserves at Year-end (dollars in thousands, net of reinsurance)

Reserve Range at 12/31/2012

Low $228,720 High $275,282 Selected at midpoint

$161,306

$180,262

$217,897

$243,015

$250,936

Development (Favorable)

$2,684 $9,823 ($2,885) ($168) $7,596 1.5% 6.1% (1.6%) — 3.1%

2008 2009 2010 2011 2012

Values shown are selected reserves Vertical bars represent actuarial ranges

Drive Increased Efficiency with Automation

Direct Premiums per Employee

$1,000 $900 $800 $700 $600 $500 $400 $300 $200

(Dollars in thousands)

1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012

Current infrastructure can support premium growth

Premiums per employee rising due to underwriting systems

Claims system allows more rapid and efficient claims handling

Mutual structure provides opportunities for operational and expense synergies

Statutory expense ratio of 29.3% for 2012 vs. 29.0% for 2011

Maintain Conservative Investment Mix to Minimize Risk

$769 Million in Invested Assets* (as of December 31, 2012)

Equity 1%

Short-Term Securities 5%

Treasury 2%

Agency 7%

Corporate 10%

Mortgage-Backed Securities (MBS) 16%

Taxable Munis 2%

Tax-Exempt Municipals 57%

*	Excluding investments in affiliates

92% of portfolio invested in fixed maturities at June 30, 2013

Effective duration = 5.6 years

Tax equivalent yield = 3.4%

Emphasis on quality

86% AA-rated or better

98% A-rated or better

Liquidity managed through laddering

Donegal Financial Services Corporation Bank Investment = 5% of Invested Assets

DFSC owns 100% of Union Community Bank

Serves Lancaster County (location of Donegal headquarters)

Expanded to 13 branches via acquisition in May 2011

Added scale to banking operation

Enhanced value of historic bank investment

Increased potential for bottom-line contribution

DGI owns approximately 48% of DFSC

52% owned by Donegal Mutual

Union Community Bank is financially strong and profitable

Union Community Bank is Financially Strong and Profitable

First half 2013 results:

$514.9 million in assets at June 30, 2013

$3.8 million in net income

Excellent capital ratios at June 30, 2013:

Tier 1 capital to average total assets 15.40%

Tier 1 capital to risk-weighted assets 22.89%

Risk-based capital to risk-weighted assets 25.01%

Achieve Book Value Growth By Implementing Plan

Drive revenues with opportunistic transactions and organic growth Focus on margin enhancements and investment contributions

Strong Capital + Solid Plan to Drive Results

Book Value Plus Cumulative Dividends

$20.00 $15.00 $10.00 $5.00 $-

7% CAGR

2003 2004 2005 2006 2007 2008 2009 2010 2011 2012

Rated A (Excellent) by

A.M. Best

Debt-to-capital of approximately 17%

Premium-to-surplus of approximately 1.4-to-1

Dividend yield of 3.7% for Class A shares

New authorization for repurchase of up to 500,000 shares of Class A common stock

Structure Provides Stability to Pursue Successful Long-Term Business Strategy

Regional property casualty insurance company

Insurance holding company with mutual affiliate

Objective to outperform industry in service, profitability and book value growth

Drive revenues with opportunistic transactions and organic growth

10% CAGR in net written premiums since 2002

Focus on margin enhancements and investment contributions

Supplemental Information

History of Contributing Transactions

Company Le Mars Peninsula Sheboygan Southern

Mutual Michigan

Year Acquired 2004 2004 2008 2009 2010

Company Type Mutual Stock Mutual Mutual Stock

Primary Product Line Personal Niche Personal Personal Pers./Comm.

Geographic Focus Midwest Mid-Atlantic Wisconsin Georgia/ South Carolina Michigan

Transaction Type Demutualization Purchase Demutualization Affiliation Purchase

Net Premiums Acquired $20 million $ 34 million $ 8 million $11 million $27 million*

Acquisition Price $4 million $ 24 million $ 4 million N/A $42 million

Avg. Growth Rate** 4% 3% 13% N/A N/A

Avg. Combined Ratio** 93% 93% 106% 106% 95%

*	Michigan’s direct premiums written were $105 million in 2010

** Since acquisition

Net Premiums Written by Line of Business

(in millions) Q2 13 Q1 13 Q4 12 Q3 12 Q2 12 Q1 12 Q4 11 Q3 11

Personal lines:

Automobile $50.2 $48.6 $45.6 $51.4 $50.2 $48.0 $44.6 $49.5

Homeowners 29.1 21.9 22.3 27.6 27.0 20.2 22.3 24.4

Other 4.3 3.4 4.0 4.2 4.2 3.7 3.8 3.9

Total personal lines 83.6 73.8 71.9 83.1 81.4 71.9 70.7 77.8

Commercial lines:

Automobile 15.7 15.5 12.0 12.5 14.0 12.9 10.6 10.9

Workers’ compensation 19.7 23.2 14.3 16.1 16.3 18.6 11.0 12.4

Commercial multi-peril 20.0 19.7 14.7 15.9 17.4 16.4 13.4 13.6

Other 1.6 0.3 1.8 1.7 2.0 1.5 2.0 1.5

Total commercial lines 57.0 58.6 42.8 46.2 49.7 49.4 37.0 38.4

Total net premiums written $140.6 $132.5 $114.7 $129.3 $131.1 $121.3 $107.7 $116.2

Combined Ratio Analyses

(percents) Q2 13 Q1 13 Q4 12 Q3 12 Q2 12 Q1 12 Q4 11 Q3 11

Stat Combined Ratios:

Personal lines 100.2 98.1 108.9 101.3 108.4 101.6 116.7 115.4

Commercial lines 101.4 98.4 88.5 91.4 95.1 88.8 105.5 101.4

Total lines 100.6 98.0 101.2 97.6 103.5 96.9 112.8 110.5

GAAP Combined Ratios (total lines):

Loss ratio (non-weather) 63.1 64.1 68.2 58.6 63.8 62.3 71.6 70.8

Loss ratio (weather-related) 7.4 4.5 3.9 9.3 9.6 4.5 10.6 11.6

Expense ratio 32.3 30.7 29.3 31.4 31.9 32.4 30.5 30.0

Dividend ratio 0.3 0.4 0.3 0.3 0.1 0.2 0.5 0.2

Combined ratio 103.1 99.7 101.7 99.6 105.4 99.4 113.2 112.6

GAAP Supplemental Ratios:

Fire losses greater than $50,000 4.4 6.5 5.5 5.5 5.9 2.9 6.0 7.5

Development (savings) on prior year loss reserves 3.7 1.5 1.6 2.4 1.9 0.4 2.2 (0.5)

Pursuing Effective Business Strategy in Regional Insurance Markets

For Further Information: Jeffrey D. Miller

Senior Vice President and Chief Financial Officer Phone: (717) 426-1931 E-mail: investors@donegalgroup.com Website: investors.donegalgroup.com